UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 18, 2024

BAIN CAPITAL PRIVATE CREDIT
(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01474	87-6984749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 CLARENDON STREET, 37 TH FLOOR, BOSTON, MA	02116
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617)
516-2000
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01.	Entry into a Material Definitive Agreement
On December 18, 2024, Bain Capital Private Credit (the “Company”) entered into the Second Amendment to Senior Secured Revolving Credit Agreement (the “Second Amendment”), which amends that certain Senior Secured Revolving Credit Agreement, dated as of December 29, 2023, among the Company, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent, and the lenders and issuing banks party thereto (as amended to date, including by the First Amendment to Senior Secured Revolving Credit Agreement, dated as of November 13, 2024, and as further amended by the Second Amendment, the “Credit Agreement”). The parties to the Second Amendment include the Company, as borrower, the lenders party thereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent and, solely with respect to Section 5.11 therein, as Collateral Agent.
The Second Amendment provides for, among other things, (i) an extension of the revolver availability period from December 2027 to December 2028, (ii) an extension of the scheduled maturity date from December 2028 to December 2029, (iii) an increase of the accordion provision to permit increases of term and revolving commitments to a total facility amount of up to $800,000,000, (iv) an increase of the total facility amount from $75,000,000 to $315,000,000, (v) a reduction of the applicable margin to (A) with respect to any ABR Loan, 1.00% per annum and (B) with respect to any Term Benchmark Loan or RFR Loan, 2.00% per annum, (vi) a reset of the minimum shareholders’ equity test, and (vii) the joinder of new lenders to the Credit Agreement.
The description above is only a summary of the material provisions of the Second Amendment and is qualified in its entirety by reference to a copy of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form
8-K
and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form
8-K
is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)
Exhibits.

10.1*	Second Amendment to Senior Secured Revolving Credit Agreement, dated December 18, 2024 by and among Bain Capital Private Credit, as Borrower, Sumitomo Mitsui Banking Corporation, as Administrative Agent and Collateral Agent and the lenders and issuing banks party thereto

104	Cover page interactive data file (formatted as Inline XBRL)

*	Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Bain Capital Private Credit has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL PRIVATE CREDIT

Date: December 23, 2024	By:	/s/ Jessica Yeager
	Name:	Jessica Yeager
	Title:	Secretary

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